                                               Edison International

                                                 POWER OF ATTORNEY

                  The undersigned,  EDISON  INTERNATIONAL,  a California  corporation,  and certain of its officers and/or  directors do each hereby  constitute and appoint,  BRYANT C.  DANNER,  THEODORE F.  CRAVER, JR.,  THOMAS M.
NOONAN, BEVERLY P. RYDER, KENNETH S.  STEWART, MARY C. SIMPSON,  PAIGE W. R.  WHITE, TIMOTHY W.  ROGERS, DEBORAH M.
FESTA, EILEEN B. GUERRERO,  RAYNA M.  MORRISON,  BONITA J.  SMITH, PEGGY A.  STERN, POLLY L.  GAULT, and DOUGLAS G.
GREEN, or any of them, to act as  attorney-in-fact,  for and in their  respective  names,  places,  and steads,  to execute,  sign, and file or cause to be filed an Annual Report on Form 10-K for the fiscal year ended  December 31,
2002,  Quarterly  Reports  on Form 10-Q for each of the first  three  quarters  of fiscal  year 2003,  any  Current
Reports on Form 8-K from time to time during  2003 and through  February  19,  2004,  or in the event this Board of
Directors  does not meet on  February  19,  2004,  through  the next  succeeding  date on which this Board  holds a regular meeting,  and any and all supplements and amendments thereto, to be filed by Edison  International with the
Securities and Exchange  Commission,  under the Securities  Exchange Act of 1934, as amended,  (the "Act"), for the purpose of  complying  with  Sections 13 or 15(d) of the Act,  granting  unto said  attorneys-in-fact,  and each of them, full power and authority to do and perform all and every act and thing  whatsoever  requisite,  necessary and appropriate  to be done in and about the  premises as fully and to all intents and purposes as the  undersigned  or any of them might or could do if  personally  present,  hereby  ratifying  and  approving  the acts of each of said attorneys-in-fact.
                  Executed at Rosemead, California, as of this 20th day of February, 2003.

                                                 EDISON INTERNATIONAL

                                                 By:      /S/ JOHN E. BRYSON
                                                          --------------------------------
                                                          JOHN E. BRYSON
                                                          Chairman of the Board, President,
                                                          and Chief Executive Officer

Attest:

/S/ BEVERLY P. RYDER
---------------------------
BEVERLY P. RYDER
Vice President and Secretary

                                             2003 Edison International
                                       10-K, 10-Q, and 8-K Power of Attorney

Principal Executive Officer:

/S/ John E. Bryson
----------------------------
John E. Bryson                                            Chairman of the Board,
                                                          President, Chief Executive Officer, and Director

Principal Financial Officer:

/S/ Theodore F. Craver, Jr.
----------------------------
Theodore F. Craver, Jr.                                   Executive Vice President,
                                                          Chief Financial Officer,
                                                          and Treasurer

Controller and Principal Accounting Officer:

/S/ Thomas M. Noonan
----------------------------
Thomas M. Noonan                                          Vice President and Controller

Additional Directors:

/S/ Bradford M. Freeman                               /S/ James M. Rosser
------------------------------    Director            --------------------------------   Director
Bradford M. Freeman                                   James M. Rosser

/S/ Joan C. Hanley                                    /S/ Richard T. Schlosberg, III
------------------------------    Director            --------------------------------   Ddirector
Joan C. Hanley                                        Richard T. Schlosberg, III

/S/ Bruce Karatz                                      /S/ Robert H. Smith
------------------------------    Director            --------------------------------   Director
Bruce Karatz                                          Robert H. Smith

/S/ Luis G. Nogales                                   /S/ Thomas C. Sutton
------------------------------    Director            --------------------------------   Director
Luis G. Nogales                                       Thomas C. Sutton

/S/ Ronald L. Olson                                   /S/ Daniel M. Tellep
------------------------------    Director            --------------------------------   Director
Ronald L. Olson                                       Daniel M. Tellep